UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 3, 2019
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 864-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Stock Market

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (this "Amendment") amends Pacific Premier Bancorp, Inc.’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on September 3, 2019 (the "Original Filing"). The sole purpose of this Amendment is to add Inline eXtensible Business Reporting Language tagging to the cover page of this Form 8-K/A. No other changes have been made to the Original Filing.

ITEM 7.01    REGULATION FD DISCLOSURE

On September 3, 2019, Pacific Premier Bancorp, Inc. (the “Company” or “Pacific Premier”) (NASDAQ: PPBI), the holding company of Pacific Premier Bank, announced that Steven R. Gardner, Chairman, President and Chief Executive Officer, will participate in the Raymond James 2019 U.S. Bank Conference being held in Chicago on September 4, 2019. During the conference, Mr. Gardner will hold a series of meetings with institutional investors.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company is filing an investor presentation relating to its second quarter of 2019 (the “Presentation”), which will be used by Mr. Gardner for presentations to investors and others. The Presentation replaces and supersedes investor presentation materials previously furnished as exhibits to the Company’s Current Reports on Form 8-K.

A copy of the Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Presentation is also available on the Company’s website at www.ppbi.com.

Information contained herein, including Exhibits 99.1 and 99.2, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release, dated September 3, 2019
99.2	Pacific Premier Bancorp, Inc., Investor Presentation, Second Quarter 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	September 10, 2019	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President and Chief Executive Officer